MIKOHN

NASDAQ - MIKN

G2E GLOBAL GAMING INVESTMENT FORUM

SEPTEMBER 18, 2002

NEW CORPORATE STRUCTURE

- **RUSS MCMEEKIN** – Chief Executive Officer
- **JOHN GARNER** – Chief Financial Officer
- **CHARLES MCCREA, JR.** – General Counsel
- **BOB PARENTE** – Gaming Products Business Unit
- **NEIL CROSSAN** – Gaming Systems Business Unit
- **OLAF VANCURA** – Game Development
- **MIKE DREIZTER** – Gaming Compliance
- **JIM AUSTIN** – Engineering

MIKOHN

PROGRESS UPDATE

- Completed major cost and productivity improvement actions – <u>$9.6 Million in annual savings</u>

- Visited and received open feedback from over 70 customers worldwide

- Defined our growth priorities

- Aligned our precious resources to our growth priorities

MIKOHN

PRIORITIES

1. Revenue Growth
2. Cash Maximization
3. Customer Intimacy
4. Employee Development and Alignment

MIKOHN

GROWTH INITIATIVES

- BRANDED SLOT GAMES
  - Target to Exceed 4,000 games in the field by end of 2003
- TABLE GAMES
  - Revenue to grow by 15%+ in 2003
- SYSTEMS
  - Capable of growing 20% CAGR

MIKOHN

SLOTS


Clue


Trivial Pursuit
EASY AS PIE


Yahtzee
Looking for Love

1. Progress in Jurisdictions
2. New Games
3. Dallas Platform
4. Slot Route and Win Per Day

MIKOHN

TABLES


CARIBBEAN
DRAW
POKER


POKER


PROGRESSIVE
BLACK
JACK
TM

1. Table WAP
2. New Jurisdictions
3. Partnerships

MIKOHN

SYSTEMS

1. New Orders
2. Mikohn Global Position
3. Unique Position

FINANCIAL RESTRUCTURING OF MIKOHN

AUGUST/SEPTEMBER 2002 RESTRUCTURING INITIATIVES

(UNAUDITED AND NOT REVIEWED BY OUTSIDE ACCOUNTANTS)

	INCOME STATEMENT EFFECT
REDUCTION OF PERMANENT COST HEADCOUNT	$ 7,000,000
ELIMINATION OF UNDERUTILIZED ASSEMBLY PLANTS	$ 1,000,000
DIVESTITURE OF UNPROFITABLE BUSINESS LINE	$ 800,000
REDUCTION IN DEPRECIATION/AMORTIZATION	$ 800,000
GOING FORWARD ANNUAL INCOME STATEMENT IMPROVEMENT	$ 9,600,000
APPROXIMATE SHARES OUTSTANDING	13,000,000

MIKOHN

FINANCIAL RESTRUCTURING OF MIKOHN

LIQUIDITY AND CAPITAL RESOURCES

(UNAUDITED AND NOT REVIEWED BY OUTSIDE ACCOUNTANTS)	AMOUNT
CASH ON HAND SEPTEMBER 1, 2002	$ 13,000,000
SEVERANCE PAYMENTS/RENTS YET TO BE PAID IN 2002	$ (1,000,000)
FREE CASH FLOW FROM OPERATIONS NET OF INTEREST PAYMENTS AND CAPEX	$ 800,000
ANTICIPATED GROWTH IN BALANCE SHEET ACCOUNTS RECEIVABLE	$ (1,000,000)
ANTICIPATED SALE OF REAL ESTATE AND EXTERIOR SIGN BUSINESS IN Q4, NET OF TRANSACTION COSTS	$ 3,000,000
ANTICIPATED CASH BALANCE AT DECEMBER 31, 2002	$ 14,800,000
WORKING CAPITAL LINE OF CREDIT CAPACITY - UNUSED AT 9/1/02	$ 12,500,000

* - Amount represents capacity. Availability under line may be limited based on on eligible accounts receivable.

MIKOHN

FINANCIAL OUTLOOK

Q3 BUSINESS OUTLOOK - OPERATING UNITS

(UNAUDITED AND NOT REVIEWED BY OUTSIDE ACCOUNTANTS)

(IN 000'S)	GAMING OPERATIONS ------ SEGMENT ------ SLOT ROUTE	GLOBAL TABLE ROUTE	PRODUCT SALES -----SEGMENT------ PRODUCTS	SYSTEMS	CORPORATE	MIKOHN	RESTRUCTURING, IMPAIRMENT AND OTHER ASSET WRITE-OFFS	MIKOHN Q3 BUSINESS OUTLOOK AFTER CHARGES
REVENUES	7,000	4,100	14,500	2,500	-	28,100	-	28,100
GROSS PROFIT MARGIN	4,450	3,300	5,450	900	-	14,100	(700)	13,400
GROSS PROFIT %	64%	80%	38%	36%	0%	50%		48%
SEGMENT EXPENSES	1,700	800	1,700	1,000	2,600	7,800	2,200	10,000
RESTRUCTURING CHARGES							9,200	9,200
IMPAIRMENT LOSS							6,200	6,200
EBITDAR	2,750	2,500	3,750	(100)	(2,600)	6,300	(18,300)	(12,000)
SLOT MACHINE RENT EXP.	1,380	-	-	-	-	1,380		1,380
DEPR./AMORT	1,900	425	220	25	800	3,370		3,370
INTEREST EXPENSE	69	-	18	-	3,713	3,800		3,800
PRETAX	(599)	2,075	3,512	(125)	(7,113)	(2,250)	(18,300)	(20,550)
LOSS FROM DISC.OPS							(500)	(500)
NET LOSS	(599)	2,075	3,512	(125)	(7,113)	(2,250)	(18,800)	(21,050)
EBITDA	1,370	2,500	3,750	(100)	(2,600)	4,920		
CASH INTEREST	(69)	-	(18)	-	(350)	(437)		
DEBT PRINCIPAL					(600)	(600)		
RENT OBLIGATIONS						(200)		
FREE CASH FLOW						$ 3,683		

MIKOHN

FINANCIAL OUTLOOK

OPERATING BUSINESS UNITS - Q4 2002 BUSINESS OUTLOOK

(UNAUDITED AND NOT REVIEWED BY OUTSIDE ACCOUNTANTS)

(IN 000'S)	GAMING OPERATIONS ------ SEGMENT ------		PRODUCT SALES ------SEGMENT -------			
	SLOT ROUTE	LOBAL TABLE ROUTE	PRODUCTS	SYSTEMS	CORPORATE	MIKOHN
REVENUES	7,200	4,050	11,500	3,000	-	25,750
GROSS PROFIT MARG	5,350	3,375	5,100	1,625	-	15,450
GROSS PROFIT %	74%	83%	44%	54%	0%	60%
SEGMENT EXPENSES	1,575	775	1,600	975	1,800	6,725
EBITDAR	3,775	2,600	3,500	650	(1,800)	8,725
SLOT MACHINE RENT	1,380	-	-	-	-	1,380
DEPR./AMORT	1,725	390	220	24	800	3,159
INTEREST EXPENSE	69	-	18	-	3,713	3,800
PRETAX	601	2,210	3,262	626	(6,313)	386
EBITDA	2,395	2,600	3,500	650	(1,800)	7,345
CASH INTERES	(69)	-	(18)	-	(6,575)	(6,662)
DEBT PRINCIPAL					(600)	(600)
RENT OBLIGATIONS						(200)
FREE CASH FLOW						$ (117)

MIKOHN

OPERATING BUSINESS SEGMENTS - BUSINESS OUTLOOK NEXT TWELVE MONTHS
(INCLUDES NO GROWTH ASSUMPTIONS)

(UNAUDITED AND NOT REVIEWED BY OUTSIDE ACCOUNTANTS)

	GAMING OPERATIONS --- SEGMENT ----		PRODUCT SALES ----SEGMENT ----			
	SLOT ROUTE	GLOBAL TABLE ROUTE	PRODUCTS	SYSTEMS	CORPORATE	MIKOHN
REVENUES	27,650	17,100	38,000	10,500	-	93,250
GROSS PROFIT MAI	20,755	14,375	17,100	5,670	-	57,900
GROSS PROFIT %	75%	84%	45%	54%	0%	62%
SEGMENT EXPENSE	5,850	2,950	5,600	3,800	7,160	25,360
EBITDAR	14,905	11,425	11,500	1,870	(7,160)	32,540
SLOT RENT, DEPR./	12,420	1,560	864	96	2,400	17,340
INTEREST EXPENSE	276	-	72	-	14,852	15,200
PRETAX	2,209	9,865	10,564	1,774	(24,412)	-

EBITDA	27,020
LESS CASH INTEREST	(14,000)
LESS DEBT PRINCIPAL	(2,400)
LESS L/T RENT OBLIGA	(1,000)
FREE CASH FLOW	9,620

MIKOHN

WRAP UP

- Mikohn cost and resources optimized
- Priorities and growth initiatives defined
- New management in place
- Expect results !

MIKOHN

MIKOHN®

Winning Solutions…Worldwide

We bring excitement and performance through advanced integrated gaming solutions.